                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549
                                                     FORM 8-K
                                                  CURRENT REPORT
                      Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

                                                 December 21, 2005
                                -------------------------------------------------
                                 Date of Report (Date of earliest event reported)

                                              HANCOCK HOLDING COMPANY
                             -------------------------------------------------------
                              (Exact name of registrant as specified in its charter)

              Mississippi                          0-13089                            64-0169065
   -------------------------------         ------------------------        --------------------------------
   (State or other jurisdiction of         (Commission File Number)         (I.R.S. Employer Identification
           incorporation)                                                               Number)

                                       One Hancock Plaza, 2510 14th Street,
                                            Gulfport, Mississippi 39501
                               --------------------------------------------------
                                (Address of Principal Executive Offices)(Zip Code)

                        Registrant's telephone number, including area code: (228) 868-4000

                          --------------------------------------------------------------
                           (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
      240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
      240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans. Hancock Holding Company (the "Company") intends to make certain administrative changes to the Company's 401(k) plan (the "Plan"). As a result of these administrative changes, participants in the Plan will be temporarily unable to change investment options under the Plan, obtain a loan from the Plan or obtain a distribution or withdrawal from the Plan (the "blackout period"). The blackout period for the Plan will begin at 1:00 p.m. central time on January 20, 2006 and end the week of February 13, 2006. The exact ending date of the blackout period can be determined by calling the following number (228) 563-6532. On December 21, 2005, the Company sent a notice to its directors and executive officers informing them of a temporary suspension of transactions by directors and executive officers involving Company equity securities in connection with the blackout period under the Plan. The notice, which was provided to the Company's directors and executive officers in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company received the notice required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended, on December 21, 2005.

Item 9.01   Financial Statement and Exhibits.

         (d)   Exhibits

         Number   Description

         99.1       Notice sent to directors and executive officers of Hancock
                    Holding Company on December 21, 2005

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            HANCOCK HOLDING COMPANY
                                                  ------------------------------------------------
                                                                  Registrant

                                                              /s/ Paul D. Guichet
                                                 -------------------------------------------------
DATE: January 5, 2006                                          Paul D. Guichet
                                                      Vice President - Investor Relations

                                                EXHIBIT INDEX
                                                -------------

     EXHIBIT
     NUMBER                                             DESCRIPTION

      99.1                Notice sent to directors and executive officers of Hancock
                          Holding Company on December 21, 2005

                          Important Notice Concerning Your Rights Under the
                           Hancock Bank 401(k) Savings and Investment Plan

December 21, 2005

This notice is to inform you that the Hancock Bank 401(k) Savings and Investment
Plan will be changing record keepers from Federated Investments to Epic Advisors on February 1, 2006.

As a result of these changes, you temporarily will be unable to direct or change the diversity of the investments in your individual accounts, or obtain a distribution from the Plan.  This period  is called a "blackout period."  Whether or not you are planning retirement in the near future, we encourage you to carefully consider how this blackout period may affect your retirement planning or your overall financial plan.  Any distribution requests, whether after termination or due to a Katrina Hardship, must be processed before January 13th or after February 13th.

The blackout period for the Plan will begin on January 20, 2006 and is estimated to end the week of February 13, 2006.

During the blackout period you will be unable to direct or diversify the assets held in your plan account.  For this reason, it is very important that you review and consider the appropriateness of your current investments in light of your inability to direct or diversify those investments during the blackout period.  For your long-term retirement security, you should give careful consideration to the importance of a well-balanced and diversified investment portfolio, taking into account all your assets, income and investments.  You should be aware that there is a risk to holding substantial portions of your assets in the securities of any one company, as individual securities tend to have wider price swings, up and down, in short periods of time, than investments in diversified funds.  Stocks that have wide price swings might have a large loss during the blackout period, and you would not be able to direct the sale of such stocks from your account during the blackout period.

If you would like to change your fund elections before the blackout period, call
1-800-554-6513 or go to www.frps401k.com on the internet.  If you have never called the 800# or logged on to the website, your contributions have been defaulted to the
Money Market fund.  On the website, enter your SSN and then your PIN (your PIN is the last four digits of your SSN the first time you log on, then you will be prompted to change it to your choice of a personalized PIN.)

You will soon be receiving a new 401(k) booklet with instructions for accessing the
Epic Advisors website or calling their 800 number.  Once the blackout has ended, you will be able to log in to the new site.

If you have any questions concerning this notice, you should contact Cathi Gray,
Plan Administrator, at (228)563-6532, or write in care of Hancock Bank, Post Office
Box 4019, Gulfport, MS  39502-4019.